                                                                    EXHIBIT 23.1

                           MAGGART & ASSOCIATES, P.C.
                          Certified Public Accountants
                               FIRST UNION TOWER
                                   SUITE 2150
                            150 FOURTH AVENUE, NORTH
                        NASHVILLE, TENNESSEE 37219-2417
                            Telephone (615) 252-6100
                            Facsimile (615) 252-6105










                         INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in this Registration Statement of Wilson Bank Holding Company on Form S-8 of our report dated January 14, 1999 appearing in (and incorporated by reference in) the Annual Report on Form 10-K for the year ended December 31, 1998.


                                       /s/ Maggart & Associates, P.C.

March 14, 2000